Exhibit 10.14.1

AMENDMENT TO CONSULTING AGREEMENT

                This Amendment, dated as of May 10, 2004, is by and between Standard Parking Corporation (the “SPC”) and Shoreline Enterprises LLC (the “Consultant”).

                WHEREAS, SPC and the Consultant are parties to a Consulting Agreement, dated as of October 16, 2001 (the “Agreement”); and

                WHEREAS, the parties hereto have decided to amend the Agreement in certain respects.

                NOW, THEREFORE, the Agreement is hereby amended by deleting the second sentence of Section 1 thereof in its entirety and replacing it with the following sentence:  “The Company shall be free to determine the extent and manner of services to be provided by MW.”

                IN WITNESS WHEREOF, SPC and the Consultant have executed this Amendment as of the date and year first above written

STANDARD PARKING CORPORATION

By:	/s/ John V. Holten
Name:	John V. Holten
Its:	Chairman

SHORELINE ENTERPRISES LLC
By:	/s/ Myron C. Warshauer
Name:	Myron C. Warshauer
Its:	Manager